Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

Supplement dated December 15, 2015 to the Statement of Additional Information

dated February 27, 2015, as amended April 10, 2015

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Effective as of the date of this Supplement, the Funds have added the following disclosure to the Distribution of Shares section:

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated February 27, 2015, as amended April 10, 2015, which provide information that you should know about the Fund before investing. The Prospectus and Statement of Additional Information are available upon request and without charge by calling the Funds toll-free at 1-877-441-4434, or by visiting the Funds’ website at www.TheMillerFamilyOfFunds.com.